UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2017

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2017, the Board of Directors (the “Board”) of NetScout Systems, Inc. (the “Company”) approved the amendment and restatement of the Company’s by-laws (the “Amended and Restated Bylaws”), effective as of such date, to update the process by which stockholders may nominate persons for election to the Board and submit other business for consideration at an annual meeting of stockholders, update the Company’s exclusive forum clause and make certain other non-substantive changes.

Article 1 of the Amended and Restated Bylaws has been revised to specifically identify the information that must be provided regarding nominees for election to the Board, as well as information that must be provided by any proponent of such nomination or other business. For business other than election of directors, the Amended and Restated Bylaws require disclosure of any anticipated benefit of such business to the proposal’s proponent. The Amended and Restated Bylaws further require proponents to update the information provided, if necessary, so that such information is true and correct in all material respects as of the record date for the stockholder meeting and the date that is five business days prior to the stockholder meeting.

Article 7 of the Amended and Restated Bylaws has been revised to make explicit reference to the Court of Chancery of the State of Delaware, as well as provide that any person or entity that acquires any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of such article, including consent to the personal jurisdiction of the Court of Chancery related to any action covered by such article.

The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number

3.1	Amended and Restated By-Laws of NetScout Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ Jean Bua
Jean Bua
Chief Financial Officer

Date: October 30, 2017